Related parties	9 Months Ended
Sep. 30, 2018
Related Party [Abstract]
Related parties
Related parties

Mariposa Capital, LLC, an affiliate of Mr Franklin, and TOMS Capital LLC, an affiliate of Mr Gottesman, perform advisory services on behalf of the Company. The total fees earned and expenses incurred by them in the course of their duties for the three and nine months ended September 30, 2018 were €0.4 million and €1.5 million, respectively. (Three and nine months ended September 30, 2017: €0.6 million and €1.6 million, respectively.)

In addition to the fees above, as discussed in Note 17, the conditions of the Founder Preferred Shares Annual Dividend Amount for 2017 were met and a share dividend of 8,705,890 ordinary shares were issued on January 2, 2018.

Key management personnel comprise the Directors and Executive Officers. The Executive Officers continue to be remunerated for their services to the Company through their employment contracts. Non-executive Directors continue to receive fees for their services as board members and to certain committees and are settled through payroll. Director fees are payable quarterly in arrears. Total non-executive Director fees and expenses for the three and nine months ended September 30, 2018 were €0.2 million and €0.4 million, respectively. (Three and nine months ended September 30, 2017: €0.1 million and €0.3 million, respectively.) In addition, certain non-executive Directors received grants under the LTIP as discussed in Note 15. Some of these grants vested on June 14, 2018 and were exercised in June 2018.